SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  June 26, 2001
                                                          -------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                 File No. 1-8989                 13-3286161
        --------                 ---------------                 ----------

    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                               Number)


            245 Park Avenue, New York, New York               10167
          ------------------------------------------------------------
          (Address of principal executive offices)          (zip code)



    Registrant's telephone number, including area code:  (212) 272-2000
                                                         --------------



                                 Not Applicable
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          (former name or former address, if changed since last report)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

            (a)   Financial Statements of business acquired:

                     Not applicable.

            (b)   Pro Forma financial information:

                     Not applicable.

            (c)   Exhibit:

                     (99)  Press Release, dated June 26, 2001.


Item 9. Regulation FD Disclosure.
        -------------------------

Filed herewith is a copy of The Bear Stearns Companies Inc. (the "Company") Press Release, dated June 26, 2001, announcing that James E. Cayne, has been named to the additional post of Chairman of the Board of Directors. Mr. Cayne who has been President since 1985 and Chief Executive Officer since 1993, succeeds Alan C. Greenberg who has chosen to step down as Chairman of the Board of Directors but will remain with the Company in his capacity as Chairman of the Company's Executive Committee. The Company is also announcing that Alan D. Schwartz and Warren J. Spector have both been named President and Co-Chief Operating Officer.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/ Marshall J Levinson
                                           ----------------------------------
                                           Marshall J Levinson
                                           Controller and Assistant Secretary
                                           (Principal Accounting Officer)

Dated:  June 26, 2001


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


                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX
                                  -------------


Exhibit No.             Description
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(99)              Press Release, dated June 26, 2001


















FOR IMMEDIATE RELEASE


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